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                                                                    EXHIBIT 10.1


THE                                                                July 28, 2000
BANK OF
NEW
YORK

Bernard Denoyer, CFO
META Group, Inc.
208 Harbor Drive
Stamford, CT 06912

Re:      Line of Credit to META Group, Inc. (the "Borrower")

   Dear Mr. Denoyer:

   The Bank of New York (the "Bank") is pleased to confirm that it holds available to the Borrower a line of credit in the amount specified on the schedule on the reverse side of this letter (the "Schedule").

   The line of credit shall be held available until the date specified on the Schedule unless canceled earlier as provided in the last sentence of this paragraph. During the period the line of credit is held available, and subject to the limitations on availability specified below and on the Schedule, the line of credit may be used for the types of extensions of credit designated on the Schedule provided that the aggregate amount of extensions of credit outstanding at any one time of a particular type shall not exceed the amount specified on the Schedule for such type and the aggregate amount of all extensions of credit outstanding at any one time under the line of credit shall not exceed the amount of the line of credit. The line of credit may be canceled by either party at any time for any reason.

   The making of any extension of credit under the line of credit is in the Bank's sole and absolute discretion and is subject to the Bank's satisfaction with the condition (financial and otherwise), business, prospects, properties, ownership and operations of the Borrower and each guarantor, if any, and the collateral, if any, for the obligations of the Borrower and each guarantor, if any, and the purpose of each extension of credit. In addition, if the line of credit may be used for the issuance of letters of credit and/or the creation of bankers acceptances, the issuance of each letter of credit and/or the acceptance of each draft is subject to the Bank's satisfaction with the terms of such letter of credit or draft, as the case may be. In furtherance of the foregoing, the Borrower shall furnish or cause to be furnished to the Bank. such information regarding the Borrower and each guarantor, if any, and the collateral, if any, and permit the inspection of its books and records, as the Bank may request from time to time.

   All advances under the line of credit shall be evidenced by a promissory note of the Borrower and shall be payable and bear interest as provided therein. Each letter of credit shall

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   be issued pursuant to and subject to the terms and conditions of the Bank's standard form of letter of credit agreement and each request for a letter of credit shall be made on the Bank's standard form of application. Each bankers acceptance created by the Bank shall be created pursuant to and subject to the terms and conditions of the Bank's standard form of bankers acceptance agreement. The Borrower's obligations with respect to all extensions of credit shall be secured pursuant to the agreements specified on the Schedule by a first priority security interest or lien on the property described therein. The Borrower's obligations shall be guaranteed jointly and severally pursuant to the guarantees specified on the Schedule which guarantees shall be secured pursuant to the agreements specified on the Schedule by a first priority Security interest or lien on the property described therein. Any obligation of the Borrower to the creditors specified on the Schedule shall be subordinated pursuant to the subordination agreements specified on the Schedule to the indebtedness of the Borrower to the Bank.

   As long as the line of credit is held available, the Borrower shall pay to the Bank the administrative fee designated on the Schedule. If letters of credit are to be issued and/or bankers acceptances are to be created under the line of credit, the Borrower shall pay to the Bank its standard discount, charges, commissions and fees in effect from time to time.

   Prior to the making of any extension of credit under the line of credit, the Bank shall have received the enclosed copy of this letter and such notes, agreements, mortgages, guarantees, instruments, certificates and related documents as it shall consider necessary or desirable in connection with the line of credit and the extensions of credit to be made thereunder, in each case duly executed by the appropriate persons and in form and substance satisfactory to the Bank.

   The Schedule and any exhibit to this letter are an integral part of this letter and any reference to this letter is a reference to this letter, the Schedule and any exhibit. This letter may not be amended, and compliance with its terms may not be waived, orally or by course of dealing, but only by a writing signed by an authorized officer of the Bank.

   The Borrower agrees to pay all costs and expenses incurred by the Bank incidental to or in any way relating to enforcement of the Borrower's obligations under this letter or the protection of the Bank's rights in connection with this letter, including, without limitation, reasonable attorneys' fees and expenses, whether or not litigation is commenced.

   THE BORROWER AND THE BANK WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF OR IN ANY WAY CONNECTED TO THIS LETTER.

   Please acknowledge the agreement of the Borrower with the foregoing by executing both copies of this letter in the space below and returning one copy to the Bank.

   Very truly yours,
   By: /s/ Mark J. Sicinski
   Name: Mark J. Sicinski
   Title: VP


   Acknowledged and Agreed to:
   By: /s/ Bernard F. Denoyer
   Title: Chief Financial Officer


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                                    SCHEDULE
                          (To be completed by the Bank)


Instructions:     COMPLETE ALL ITEMS WHETHER OR NOT APPLICABLE. IF APPLICABLE,
                  INSERT REQUIRED INFORMATION OR MARK WITH AN "X", AS THE CASE
                  MAY BE. IF NOT APPLICABLE, INSERT N/A. IF BORROWING BASE IS
                  APPLICABLE, ATTACH COPY OF BORROWING BASE COMPLIANCE
                  CERTIFICATE AS EXHIBIT TO LETTER.

AMOUNT OF LINE:  $12,000,000
                 ------------

EXTENSIONS OF CREDIT:
   Amount of Direct Advances:                  $12,000,000
                                                -----------------------
   Amount of Letters of Credit:                $
                                                -----------------------
   Amount of Bankers Acceptances:              $
                                                -----------------------

EXPIRY DATE:  On Demand
              ---------

RESTRICTIONS ON AVAILABILITY:

   Reduction of advances to ________ for a period of _____ consecutive days. ___ Extensions of credit not to exceed Borrowing Base calculated in accordance with compliance certificate attached to letter as exhibit. _______ Each advance not to exceed ____ % of cost of equipment purchased. _____

COLLATERAL FOR BORROWER'S OBLIGATIONS:

   Security Agreement: Existing ________ To be furnished _______
   Mortgage: Existing _________ To be furnished _________
   Assignment of Insurance on life of ________: Existing _____
   To be furnished _____

SUBORDINATION OF INDEBTEDNESS OF BORROWER BY:

   Creditor: _______  Subordination Agreement: Existing ___ To be furnished ____
   Creditor: _______  Subordination Agreement: Existing ___ To be furnished ____
   Creditor: _______  Subordination Agreement: Existing ___ To be furnished ____

GUARANTEES:

   Guarantor: _______________  Guarantee: Existing _____ To be furnished _____

   Collateral for Guarantor's Obligations:

          Security Agreement: Existing _____ To be furnished _____
          Mortgage: Existing _____ To be furnished _____

   Guarantor: _______________  Guarantee: Existing _____ To be furnished _____

   Collateral for Guarantor's Obligations:

          Security Agreement: Existing _____ To be furnished _____
          Mortgage: Existing _____ To be furnished _____

   Guarantor: _______________  Guarantee: Existing _____ To be furnished _____

   Collateral for Guarantor's Obligations:

          Security Agreement: Existing _____ To be furnished _____
          Mortgage: Existing _____ To be furnished _____


ADMINISTRATIVE FEE:

   0% per annum of the average daily _________ amount of line calculated on the basis of a 360 day year for actual number of days elapsed, payable quarterly in arrears. ____